UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025
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Clearwater Analytics Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street Suite 900 Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 208 433-1200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On February 26, 2025, the Company issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), in connection with its previously announced proposed acquisition of Enfusion. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of Clearwater’s and Enfusion’s management and on information currently available to them. Forward-looking statements include information concerning the following factors in reference to Clearwater and/or Enfusion: the timing of the consummation of the acquisition and the ability to satisfy closing conditions, possible or assumed future results of operations, possible or assumed performance, business strategies, technology developments, financing and investment plans, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater’s and Enfusion’s control, that may cause their actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to successfully close the acquisition, Clearwater’s ability to successfully integrate the operations and technology of Enfusion with those of Clearwater, retain and incentivize the employees of Enfusion following the close of the acquisition, retain Enfusion’s clients, repay debt to be incurred in connection with the Enfusion acquisition and meet financial covenants to be imposed in connection with such debt, risks that cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected, as well as other risks and uncertainties discussed under “Risk Factors” in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the US Securities and Exchange Commission (the “SEC”) on February 26, 2025 and in Enfusion’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, those discussed under “Risk Factors” in Enfusion’s Annual Report on Form 10-K for the year ended December 31, 2024 that will be filed following this current report on Form 8-K, as well as in other periodic reports filed by Clearwater and Enfusion with the SEC. These filings are available at www.sec.gov and on Clearwater’s website, investors.clearwateranalytics.com, and Enfusion’s website, ir.enfusion.com. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this current report on Form 8-K and should not be relied upon as representing Clearwater’s or Enfusion’s expectations or beliefs as of any date subsequent to the time they are made. Each of Clearwater and Enfusion does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater or Enfusion.

No Offer or Solicitation

This current report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

In connection with the acquisition, Clearwater has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Clearwater’s common stock to be issued pursuant to the acquisition, which constitutes a prospectus of Clearwater and a proxy statement of Enfusion (the “proxy statement/prospectus”). Each of Clearwater and Enfusion may also file other documents with the SEC regarding the acquisition. This current report on

Form 8-K is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which Clearwater or Enfusion may file with the SEC in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. After the Registration Statement has been declared effective, the definitive proxy statement/prospectus (if and when available) will be mailed to Enfusion’s security holders. Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Clearwater and Enfusion with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Clearwater, including the proxy statement/prospectus will be available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview. Copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus will be available free of charge from Enfusion’s website at ir.enfusion.com.

Participants in the Solicitation

Clearwater, Enfusion and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about Clearwater’s directors and executive officers is available in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024, and in the proxy statement/prospectus. Information about the directors and executive officers of Enfusion is available in its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, its Annual Report on Form 10-K for the year ended December 31, 2024 that will be filed following this current report on Form 8-K, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024, and in the proxy statement/prospectus. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. Copies of the documents filed with the SEC by Clearwater and Enfusion will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Clearwater, including the proxy statement/prospectus will be available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview. and copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus will be available free of charge from Enfusion’s website at ir.enfusion.com.
Item 9.01 Financial Statements and Exhibits.
(d):The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press release entitled "Clearwater Analytics and Enfusion Announce Expiration of Hart-Scott-Rodino Act Waiting Period For Proposed Acquisition of Enfusion" dated February 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date:	February 26, 2025	By:	/s/ Jim Cox
Jim Cox, Chief Financial Officer